Supplement dated January 24, 2023,
to the Prospectus dated May 1, 2022, for
Schwab Advisor Choice Variable Annuity™ and
Schwab OneSource Choice Variable Annuity™
Issued by
Great-West Life & Annuity Insurance Company
Variable Annuity-1 Series Account

And to the Prospectus dated May 1, 2022, for
Great-West Smart Track Advisor Variable Annuity
And to the Prospectus dated May 1, 2019, for
Great-West Smart Track Variable Annuity, Great-West Smart Track II Variable Annuity, Great-West Smart Track II – 5 Year Variable Annuity
Issued by
Great-West Life & Annuity Insurance Company
Variable Annuity-2 Series Account

This Supplement amends certain information contained in the prospectus (the “Prospectus”) for your variable annuity contract (the “Contract”) and prior supplements to your Contract Prospectus. Please read this Supplement carefully and keep it with your Contract Prospectus for future reference.
In a supplement dated December 8, 2022, to the prospectuses, summary prospectuses and Statement of Additional Information for the ALPS/Red Rocks Global Opportunity Portfolio (the “Fund Supplement”), the Fund Supplement informed investors in the ALPS/Red Rocks Global Opportunity Portfolio of a change to the name of the Fund that will be effective after the close of business for the Fund on January 24, 2023 (the “Effective Date”). On December 3, 2022, Red Rocks Capital, LLC (the “Sub-Adviser”), the investment sub-adviser to the Portfolio, agreed to be acquired by ALPS Advisors, Inc. (the “Adviser”), the investment adviser to the Portfolio (the “Transaction”). The Adviser and Sub-Adviser expect the closing of the Transaction, which is subject to certain conditions, to occur on January 3, 2023.
On the Effective Date, the ALPS/Red Rocks Global Opportunity Portfolio will be renamed to the ALPS Global Opportunity Portfolio. With respect to your Contract Prospectus, on the Effective Date, all references to the ALPS/Red Rocks Global Opportunity Portfolio are replaced with the ALPS Global Opportunity Portfolio.
CURRENT FUND NAME	NEW FUND NAME
ALPS/Red Rocks Global Opportunity Portfolio	ALPS Global Opportunity Portfolio

For additional information about the Fund, please refer to the Fund’s prospectus and Fund Supplement. If you have any questions, or if you wish to obtain a prospectus for one or more of the funds available under your Contract or would like assistance with changing your investment allocations, you may contact us by writing Protective Life at P.O. Box 10648 Birmingham, AL 35202-0648 or calling toll free at 800-456-6330.

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